UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019 (June 3, 2019)

SMG INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54391	51-0662991
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

710 N. Post Oak Road, Suite 315
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(713-821-3153)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

On June 26, 2019, SMG Industries Inc. (the "Company") completed its acquisition of Trinity Services, LLC, a Louisiana limited liability company ("Trinity") pursuant to an Agreement and Plan of Share Exchange by and among the Company, Trinity and the sole member of Trinity. Big Vehicle & Equipment Company LLC (“Big Vehicle”), a Louisiana limited liability company is a wholly-owned subsidiary of Trinity.

This Amendment No. 2 on Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed on June 7, 2019 (the “Original Report”) and Amendment No. 1 to Form 8-K/A filed on July 10, 2019 (the "Amendment No.1 to Original Report"), solely to provide the disclosures required by Item 9.01 of the Form 8-K that were not previously filed with the Original Report or Amendment No. 1 to Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

The combined audited financial statements of Trinity and Big Vehicle for the year ended December 31, 2018 and 2017 are filed herewith as Exhibit 99.1.

The combined unaudited financial statements of Trinity and Big Vehicle for the three months ended March 31, 2019 and 2018 are filed herewith as Exhibit 99.2.

(b)	Pro Forma Financial Information. The unaudited pro forma combined balance sheet for the Company as of March 31, 2019 and unaudited pro forma combined statement of operations for the Company for the three months ended March 31, 2019 and for the year ended December 31, 2018, and the notes to the unaudited pro forma combined financial statements, all giving effect to the acquisition by the Company of Trinity are filed herewith as Exhibit 99.3.

(c)	Not Applicable.

(d)	Exhibits.

The Exhibit Index below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Combined Audited Financial Statements of Trinity Services LLC and Big Vehicle & Equipment Company LLC for the Years Ended December 31, 2018 and 2017.

99.2	Combined Unaudited Financial Statements of Trinity Services LLC and Big Vehicle & Equipment Company LLC for the Three Months Ended March 31, 2019 and 2018.

99.3	Unaudited Pro Forma Combined Balance Sheet of the Company as of March 31, 2019, Unaudited Pro Forma Combined Statements of Operations of the Company for the Three Months Ended March 31, 2019 and the Year Ended December 31, 2018, and Notes to the Unaudited Pro Forma Combined Financial Statements, all giving effect to the acquisition by the Company of Trinity and Big Vehicle.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2019	SMG Industries Inc.

	By:	/s/ Matthew Flemming
	Name:	Matthew Flemming
	Title:	Chief Executive Officer and President

3